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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT:  MAY 28, 1996
                      (DATE OF EARLIEST EVENT REPORTED)


                          WEATHERFORD ENTERRA, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                      1-7867                    74-1681642
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)




          1360 POST OAK BOULEVARD, SUITE 1000
                    HOUSTON, TEXAS                              77056-3098
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)





      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 439-9400


                               (NOT APPLICABLE)
        -------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS

         On May 28, 1996, Weatherford Enterra, Inc. (the "Company") completed the sale of $200,000,000 aggregate amount of the Company's 7 1/4% Notes Due May 15, 2006 (the "Notes"), in conjunction with a shelf Registration Statement on Form S-3 (Registration No. 333-02281) covering $300,000,000 aggregate amount of the Company's debt securities. The Notes were issued under an Indenture dated May 17, 1996 (the "Indenture"), between the Company and Bank of Montreal Trust Company, as Trustee. The Notes were offered and sold pursuant to a Terms Agreement dated May 22, 1996 (the "Terms Agreement"), among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BA Securities, Inc. and Chase Securities Inc., which incorporates the terms of an Underwriting Agreement dated May 22, 1996 (the "Underwriting Agreement"), among the Company, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The Terms Agreement is attached hereto as
Exhibit 1.2 and is incorporated by reference herein. The Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein. The form of the Notes is attached hereto as Exhibit 4.2 and is incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

 1.1 Underwriting Agreement dated May 22, 1996, among the Company, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

 1.2 Terms Agreement dated May 22, 1996, among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BA Securities, Inc. and Chase Securities Inc.

 4.1 Indenture dated May 17, 1996, between the Company and Bank of Montreal Trust Company, as Trustee.

 4.2               Form of the Company's 7 1/4% Notes Due May 15, 2006.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WEATHERFORD ENTERRA, INC.



Dated: May 30, 1996                                /s/  H. SUZANNE THOMAS
                                           -------------------------------------
                                                        H. Suzanne Thomas
                                                Senior Vice President, Secretary
                                                       and General Counsel





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                                 EXHIBIT INDEX

 1.1 Underwriting Agreement dated May 22, 1996, among the Company, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

 1.2 Terms Agreement dated May 22, 1996, among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BA Securities, Inc. and Chase Securities Inc.

 4.1 Indenture dated May 17, 1996, between the Company and Bank of Montreal Trust Company, as Trustee.

 4.2               Form of the Company's 7 1/4% Notes Due May 15, 2006.